EXHITIB 10.2
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                                   ----------






                            SHARE PURCHASE AGREEMENT
                            ------------------------






                                     Among:
                                     -----


                                XINHUA CHINA LTD.
                                -----------------


                                      And:
                                      ---


                         BEIJING BOHENG INVESTMENTS LTD.
                         -------------------------------


                                      And:
                                      ---


                               THE SHAREHOLDERS OF
                               -------------------
                         BEIJING BOHENG INVESTMENTS LTD.
                         -------------------------------




Notice to the Shareholders of Beijing Boheng  Investments Ltd.: The shareholders
--------------------------------------------------------------
of Beijing Boheng Investments Ltd. are hereby advised by each of Devlin Jensen, counsel for Xinhua China Ltd., and Xinhua China Ltd. to obtain independent legal advice with respect to his review and execution of this Share Purchase Agreement.



                                   ----------

                            SHARE PURCHASE AGREEMENT
                            ------------------------


       THIS SHARE PURCHASE AGREEMENT is dated and made for reference effective as fully executed on this 21st day of January, 2005.


BETWEEN:
-------


              XINHUA CHINA LTD., a  corporation  organized  under
              -----------------
              the laws of the State of Nevada and having an address for notice and delivery located at PMB 680, 250 H Street, Blaine, Washington, USA 98230.

              (the "Purchaser");
                                                               OF THE FIRST PART
                                                               -----------------

AND:
---


              BEIJING BOHENG INVESTMENTS LTD., a corporation organized under the laws of the People's Republic of China and having an address for notice and delivery located at Chaoqian No. 9, Technology Zone, Changping District, Beijing, China.

              (the "Company");
                                                              OF THE SECOND PART
                                                              ------------------

AND:
---


              THE  UNDERSIGNED  SHAREHOLDERS  OF  BEIJING  BOHENG
              ---------------------------------------------------
              INVESTMENTS  LTD., having an address for notice and
              -----------------
              delivery located at c/o Chaoqian No. 9, Technology Zone, Changping District, Beijing, China.

              (such shareholders being hereinafter referred to as
              the "Vendors");
                                                               OF THE THIRD PART
                                                               -----------------


              (the Vendors,  the Company and the Purchaser  being
              hereinafter   singularly  also  referred  to  as  a
              "Party"  and   collectively   referred  to  as  the
              "Parties" as the context so requires).

              WHEREAS:
              -------


A. The Company is a body corporate subsisting under and registered pursuant to the laws of the People's Republic of China;


B. The Company is in the business of wholesale and retail of domestic books, newspapers, journals, and electronic publications in China, excluding books from Hong Kong, Macau and Taiwan (collectively, the "Company's Business");


C. The Vendors are the legal and beneficial owners of all of the issued and outstanding shares in the capital of the Company, 95% of which are to be purchased by the Purchaser herein (each such share being a "Purchased Share"); the particulars of the registered and beneficial ownership of such Purchased Shares being set forth in Schedule "A" which is attached hereto and which forms a material part hereof; and


D. The Parties hereto have agreed to enter into this Share Purchase Agreement (the "Agreement") which formalizes, amends and replaces, in its entirety, the Letter Agreement, dated September 14, 2004 (the "Letter Agreement") as contemplated and required by the terms of such Letter Agreement, and which clarifies their respective duties and obligations in connection with the purchase by the Purchaser from the Vendors of all of the Purchased Shares together with the further development of the Company's Business as a consequence thereof;


       NOW THEREFORE  THIS AGREEMENT  WITNESSETH  that in  consideration  of the
       -----------------------------------------
mutual promises,  covenants and agreements herein contained,  THE PARTIES HERETO
                                                              ------------------
COVENANT AND AGREE WITH EACH OTHER as follows:
----------------------------------


                                    Article 1
                                    ---------
                                   DEFINITIONS
                                   -----------


1.1    Definitions.  For the  purposes of this  Agreement,  except as  otherwise
       -----------
expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

       (a) "Agreement" means this "Share Purchase Agreement" as entered into among the Vendors, the Company and the Purchaser herein, together with any amendments thereto and any Schedules as attached thereto;

       (b) "Board of Directors" means, as applicable, the respective Board of Directors of each of the Parties hereto as duly constituted from time to time;

       (c) "business day" means any day during which Canadian Chartered Banks are open for business in the City of Vancouver, Province of British Columbia;

       (d) "Business Documentation" means any and all records and other factual data and information relating to the Company's Business interests and assets and including, without limitation, all plans, agreements and records which are in the possession or control of Vendors or the Company in that respect;

       (e) "Closing" has the meaning ascribed to it in Article "6.1" hereinbelow;

       (f) "Closing Date" has the meaning ascribed to it in Article "6.1" hereinbelow;

       (g) "Commercial Arbitration Act" means the Arbitration Act of the Province of British Columbia, R.S.B.C. 1996, as amended from time to time, as set forth in Article "11" hereinbelow;

       (h) "Commissions" means the United States Securities and Exchange Commission;

       (i) "Common Shares" means the 18,613,000 shares of common stock of the Purchaser to be issued and delivered to the Vendors, pro rata, as part of the Purchase Price of the Purchased Shares;

       (j) "Company" means Beijing Boheng Investment & Management Co., Ltd., a corporation organized under the laws of the People's Republic of China, or any successor company, however formed, whether as a result of merger, amalgamation or other action;

       (k)    "Company's  Assets"  means  all  assets,   contracts,   equipment,
              goodwill, inventory and Intellectual Property of the Company;

       (l) "Company's Business" has the meaning ascribed to it in recital "B." hereinabove;

       (m) "Company's Financial Statements" has the meaning ascribed to it in Article "3.3(s)" hereinbelow;

       (n) "Defaulting Party" and "Non-Defaulting Party" have the meanings ascribed to them in Article "12" hereinbelow;

       (p)    "Encumbrances"   means   mortgages,   liens,   charges,   security
              interests, encumbrances and third party claims of any nature;

       (p)    "Exchange" means the NASD Over-the-Counter Bulletin Board;

       (q) "Execution Date" means the actual date of the complete execution of this Agreement and any amendment thereto by all Parties hereto as set forth on the front page hereof;

       (r) "Indemnified Party" and "Indemnified Parties" have the meanings ascribed to them in Article "7.1" hereinbelow;

       (s) "Intellectual Property" means, with respect to the Company, all right and interest to all patents, patents pending, inventions, know-how, any operating or identifying name or registered or unregistered trademarks and tradenames, all computer programs, licensed end-user software, source codes, products and applications (and related documentation and materials) and other works of authorship (including notes, reports, other documents and materials, magnetic, electronic, sound or video recordings and any other work in which copyright or similar right may subsist) and all copyrights (registered or unregistered) therein, industrial designs (registered or unregistered), franchises, licenses, authorities, restrictive covenants or other industrial or intellectual property used in or pertaining to the Company;

       (t) "Parties" or "Party" means, respectively, the Vendors, the Company and/or the Purchaser hereto, as the case may be, together with their respective successors and permitted assigns as the context so requires;

       (u) "person" or "persons" means an individual, corporation, partnership, party, trust, fund, association and any other organized group of persons and the personal or other legal representative of a person to whom the context can apply according to law;

       (v) "Purchased Shares" has the meaning ascribed to it in recital "C." hereinabove; the particulars of the registered and beneficial ownership of such Purchased Securities being set forth in Schedule "A" which is attached hereto;

       (w) "Purchase Price" has the meaning ascribed to it in Article "2.2" hereinbelow;

       (x) "Purchaser" means Xinhua China Ltd., a corporation organized under the laws of the State of Nevada, or any successor company, however formed, whether as a result of merger, amalgamation or other action;

       (y) "Purchaser's Due Diligence" has the meaning ascribed to it in Article "5.1(b)" hereinbelow;

       (z) "Purchaser's Ratification" has the meaning ascribed to it in Article "5.1(a)" hereinbelow;

       (aa) "Takeover" means that transaction or series of transactions pursuant to which the Purchaser will acquire all of the Purchased Shares of the Company from the Vendors in exchange for the issuance from treasury by the Purchaser of the Common Shares;

       (ab) "Time of Closing" means 2:00 o'clock, p.m. (Vancouver Time) on the Closing Date;

       (ac)   "Transfer Agent" means Pacific Stock Transfer Company; and

       (ad) "Vendors" means the shareholders of the Company who have executed this Agreement as a Party hereto.


1.2    Schedules.  For the  purposes  of this  Agreement,  except  as  otherwise
       ---------
expressly provided or unless the context otherwise requires, the following shall represent the Schedules which are attached to this Agreement and which form a material part hereof:

                Schedule                             Description
                --------                             -----------

              Schedule "A":                Purchased Shares and Vendors; and
              Schedule "B":                Permits, Licenses and Certificates.


1.3    Interpretation.  For the purposes of this Agreement,  except as otherwise
       --------------
expressly provided or unless the context otherwise requires:

       (a) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;

       (c) any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity; and

       (c) words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and vice versa.


                                    Article 2
                                    ---------
              PURCHASE AND SALE OF THE ALL OF THE PURCHASED SHARES
              ----------------------------------------------------


2.1    Purchase and Sale.  Subject to the terms and conditions  hereof and based
       -----------------
upon the representations and warranties contained in Articles "3" and "4" hereinbelow and prior satisfaction of the conditions precedent which are set forth in Article "5" hereinbelow, the Vendors hereby agrees to assign, sell and transfer at the Closing Date (as hereinafter determined) all of their respective rights, entitlement and interest in and to the Purchased Shares (which includes
                                                                  --------------
only 95% of each of the  Vendors'  shares in the capital of the  Company) to the
------------------------------------------------------------------------
Purchaser and the Purchaser hereby agrees to purchase all of the Purchased Shares from the Vendors on the terms and subject to the conditions contained in this Agreement.


2.2    Purchase Price.  The total purchase price (the "Purchase  Price") for all
       --------------
of the Purchased Shares will be satisfied by way of the issuance and delivery by the Purchaser to the Vendors, in accordance with section "2.3" hereinbelow, of an aggregate of 18,613,000 common shares in the capital of the Purchaser (each a "Common Share"), at a deemed price of US$0.0011111 per Common Share.

2.3    Resale  Restrictions.  The Vendors hereby  acknowledge and agree that the
       --------------------
Purchaser makes no representations as to any resale or other restriction affecting the Common Shares and that it is presently contemplated that the Common Shares will be issued by the Purchaser to the Vendors in reliance upon the registration and prospectus exemptions contained in the United States Securities Act of 1933, as amended (the "Securities Act") or "Regulation S" promulgated under the Securities Act which will impose a trading restriction in the United States on the Common Shares for a period of at least 12 months from the Closing Date (as hereinafter determined). In addition, the obligation of the Purchaser to issue the Common Shares pursuant to section "2.2" hereinabove will be subject to the Purchaser being satisfied that an exemption from applicable registration and prospectus requirements is available under the Securities Act and all applicable securities laws, in respect of the Vendors and related Common Shares, and the Purchaser shall be relieved of any obligation whatsoever to purchase any Purchased Shares of the Vendors and to issue Common Shares in respect of the Vendors where the Purchaser reasonably determines that a suitable exemption is not available to it.


                                    Article 3
                                    ---------
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------
                          BY THE COMPANY AND THE VENDOR
                          -----------------------------


3.1    General Representations,  Warranties and Covenants by the Company and the
       -------------------------------------------------------------------------
Vendors.  In order to induce the  Purchaser  to enter into and  consummate  this
-------
Agreement, the Company and the Vendors, jointly and severally, represents to, warrants to and covenants with the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of each of the Vendors and the Company, after having made due inquiry:

       (a) if a corporation, it is duly organized under the laws of its respective jurisdiction of incorporation and is validly existing and in good standing with respect to all statutory filings required by the applicable corporate laws;

       (b) it is qualified to do business in those jurisdictions where it is necessary to fulfill its obligations under this Agreement and it has the full power and authority to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

       (c) it has the requisite power, authority and capacity to own and use all of its respective business assets and to carry on its respective business as presently conducted by it and to fulfill its respective obligations under this Agreement;

       (d) the execution and delivery of this Agreement and the agreements contemplated hereby have been duly authorized by all necessary action, corporate or otherwise, on its respective part;

       (e) there are no other consents, approvals or conditions precedent to the performance of this Agreement which have not been obtained;

       (f) this Agreement constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

       (g) no proceedings are pending for, and it is unaware of, any basis for the institution of any proceedings leading to its respective dissolution or winding up, or the placing of it in bankruptcy or subject to any other laws governing the affairs of insolvent companies or persons;

       (h)    the  making  of  this   Agreement   and  the   completion  of  the
              transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

              (i) if a corporation, conflict with or result in a breach of or violate any of the terms, conditions or provisions of its respective constating documents;

              (ii) conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any Court or governmental authority, domestic or foreign, to which it is subject, or constitute or result in a default under any agreement, contract or commitment to which it is a party;

              (iii) give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment to which it is a party;

              (iv) give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to it which is necessary or desirable in connection with the conduct and operations of its respective business and the ownership or leasing of its respective business assets; or

              (v) constitute a default by it, or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of it which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument; and

       (i) neither this Agreement nor any other document, certificate or statement furnished to the Purchaser by or on behalf of any of the Vendors or the Company in connection with the transactions contemplated hereby knowingly or negligently contains any untrue or incomplete statement of material fact or omits to state a material fact necessary in order to make the statements therein not misleading which would likely affect the decision of the Purchaser to enter into this Agreement.


3.2    Representations,  Warranties and Covenants by the Vendors  respecting the
       -------------------------------------------------------------------------
Purchased  Shares and the Common  Shares.  In order to induce the  Purchaser  to
----------------------------------------
enter into and consummate this Agreement, the Vendors hereby represents to, warrants to and covenants with the Purchaser, with the intent that the Purchaser will also rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of the Vendors, after having made due inquiry:

       (a) save and except as set forth in Schedule "A" which is attached hereto, the Vendors have good and marketable title to and are the legal and beneficial owners of all of the Purchased Shares, and the Purchased Shares are fully paid and non-assessable and are free and clear of liens, charges, encumbrances, pledges, mortgages, hypothecations, security interests and adverse claims of any and all nature whatsoever and including, without limitation, options, pre-emptive rights and other rights of acquisition in favour of any person, whether conditional or absolute;

       (b) the Vendors have the power and capacity to own and dispose of the Purchased Shares, and the Purchased Shares are not subject to any voting or similar arrangement;

       (c) there are no actions, suits, proceedings or investigations (whether or not purportedly against or on behalf of the Vendors or the Company), pending or threatened, which may affect, without limitation, the rights of the Vendors to transfer any of the Purchased Shares to the Purchaser at law or in equity, or before or by any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and, without limiting the generality of the foregoing, there are no claims or potential claims under any relevant family relations legislation or other equivalent legislation affecting the Purchased Shares. In addition, the Vendors are not now aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success;

       (d) no other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase of any of the Purchased Shares;

       (e) the Vendors acknowledge that the Common Shares will be issued under certain exemptions from the registration and prospectus filing requirements otherwise applicable under the Securities Act, and that, as a result, the Vendors may be restricted from using most of the remedies that would otherwise be available to the Vendors, the Vendors will not receive information that would otherwise be required to be provided to the Vendors and the
              Purchaser is relieved from certain obligations that would otherwise apply to the Purchaser, in either case, under applicable securities legislation;

       (f) the Vendors have not received, nor have the Vendors requested or do the Vendors require to receive, any offering memorandum or a similar document describing the business and affairs of the Purchaser in order to assist the Vendors in entering into this Agreement and in consummating the transactions contemplated herein;

       (g) the Vendors acknowledge and agree that the Common Shares have not been and will not be qualified or registered under the securities laws of the United States or any other jurisdiction and, as such, the Vendors may be restricted from selling or transferring such Common Shares under applicable law;

       (h) the Vendors are resident in the jurisdiction as set forth under the Vendors' address in Schedule "A" which is attached hereto, and that all negotiations and other acts in furtherance of the execution and delivery of this Agreement by the Vendors in connection with the transactions contemplated herein have taken place and will take place solely in such jurisdiction or in the British Virgin Islands; and

       (i) the Purchased Shares have been issued in accordance with all applicable securities and corporate legislation and policies.


3.3    Representations,  Warranties  and Covenants by the Company and the Vendor
       -------------------------------------------------------------------------
respecting  the  Company.  In order to induce  the  Purchaser  to enter into and
------------------------
consummate this Agreement, each of the Vendors and the Company hereby, jointly and severally, also represents to, warrants to and covenants with the Purchaser, with the intent that the Purchaser will also rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of each of the Vendors and the Company, after having made due inquiry:

       Corporate Status of the Company
       -------------------------------

       (d) the Company is a company with limited liability duly and properly organized and validly subsisting under the laws of the People's Republic of China being the only jurisdiction where it is required to be registered for the purpose of enabling it to carry on its business and own its property as presently carried on and owned;

       (e) the Company has good and sufficient power, authority and right to own or lease its property, to enter into this Agreement and to perform its obligations hereunder;

       Authorization
       -------------

       (f) this Agreement has been duly authorized, executed and delivered by the Vendors and the Company and is a legal, valid and binding obligation of the Vendors and the Company, enforceable against the Vendors and/or the Company, as the case may be, by the Purchaser in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction;

       No Other Agreements to Purchase
       -------------------------------

       (d) no person other than the Purchaser has any written or oral agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, or option for the purchase or acquisition from the Vendors of any of the Purchased Shares;

       Options
       -------

       (e) no person has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, including convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of any unissued shares or other securities of the Company;

       Title to Shares
       ---------------

       (g) the Purchased Shares are beneficially owned by the Vendors with good and marketable title thereto free of all Encumbrances and are registered in the books of the Company in the name of the Vendors and, without limitation thereto, none of the Purchased Shares are subject to any voting trust, unanimous shareholders agreement, other shareholders agreements, pooling agreements or voting agreements;

       (g) upon completion of the transactions contemplated by this Agreement, all of the Purchased Shares will be owned by the Purchaser as the beneficial owner of record, with good and marketable title thereto (except for such Encumbrances as may have been granted by the Purchaser);

       Title to Personal Property and Other Property
       ---------------------------------------------

       (z) the property and assets of the Company, which includes, but is not limited to, ownership of 30.67% of the registered capital of Xinhua Publications Circulation and Distribution Co., Ltd., a company organized under the laws of the People's Republic of China, are, and between the date hereof and the Closing Date (as hereinafter determined), will be, owned beneficially by the Company with a good and marketable title thereto, free and clear of all Encumbrances save as previously disclosed to the Purchaser;

       (i)    the  permits,  licenses and  certificates  set out in Schedule "B"
              attached   hereto   have  been   issued  to  Xinhua   Publications
              Circulation and Distribution Co., Ltd.

       Intellectual Property
       ---------------------

       (j) the Company has provided the Purchaser with a complete and accurate list of all trade marks, trade names, business names, patents, inventions, know-how, copyrights, service marks, brand names, industrial designs and all other industrial or intellectual property owned or used by the Company in carrying on the Company's Business and all applications therefor and all goodwill connected therewith, including, without limitation, all licenses, registered user agreements and all like rights used by or granted to the Company in connection with the Company's Business and all right to register or otherwise apply for the protection on any of the foregoing (collectively, the "Intellectual Property");

       (k) the Intellectual Property comprises all trade marks, trade names, business names, patents, inventions, know-how, copyrights, service marks, brand marks, industrial designs and all other industrial or intellectual property necessary to conduct the Company's Business;

       (l) the Company is the beneficial owner of the Intellectual Property, free and clear of all Encumbrances, and is not a party to or bound by any contract or other obligation whatsoever that limits or impairs its ability to sell, transfer, assign or convey, or that otherwise affects, the Intellectual Property;

       (m) no person has been granted any interest in or right to use all or any portion of the Intellectual Property;

       (n) neither the Vendors nor the Company are aware of a claim of any infringement or breach of any industrial or intellectual property rights of any other person by the Company, nor have the Vendors or the Company received any notice that the conduct of the Company's Business infringes or breaches any industrial or intellectual property rights of any other person, and neither the Vendors nor the Company, after due inquiry, have any knowledge of any infringement or violation of any of their rights or the rights of the Company in the Intellectual Property;

       (o) the conduct of the Company's Business does not infringe upon the patents, trade marks, licenses, trade names, business names, copyright or other industrial or intellectual property rights, domestic or foreign, of any other person;

       (p) neither the Vendors nor the Company are aware of any state of facts that casts doubt on the validity or enforceability of any of the Intellectual Property;

       (q) the Company has provided to the Purchaser a true and complete copy of all Contracts and amendments thereto that comprise or relate to the Intellectual Property;

       Financial Statements
       --------------------

       (r) the Company's Financial Statements, dated January 15, 2005, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods, are correct and complete and present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and financial condition of the Company as at the respective dates of and for the respective periods covered by the Company's Financial Statements;

       (s) for any period up to the Time of Closing the Company will not have any debts or liabilities whatsoever (whether accrued, absolute or contingent or otherwise), including any liabilities for federal, provincial, sales, excise, income, corporate or any other taxes of the Company except for;

              (i) the debts and liabilities disclosed on, provided for or included in the balance sheet forming a part of the most recent of the Company's Financial Statements;

              (ii) debts or liabilities disclosed in this Agreement or any Schedule hereto; and

              (iii) liabilities incurred by the Company in the ordinary course of the Company's Business subsequent to the date of the balance sheet referred to in the Company's Financial Statements;

       Books and Records
       -----------------

       (t) the books and records of the Company fairly and correctly set out and disclose, in all material respects, in accordance with generally accepted accounting principles, consistently applied, the financial condition of the Company as of the date of this Agreement and all material financial transactions of the Company have been accurately recorded in such books and records;

       Corporate Records
       -----------------

       (u) the Corporate records and minute books of the Company contain complete and accurate minutes, (duly signed by the chairman and/or secretary of the appropriate meeting) of all meetings of the directors and shareholders of the Company since its date of incorporation;

       (v) the share certificate records, the securities register, the register of disclosures , the register of directors and officers for the Company are contained in the corporate minute book and are complete and accurate in all respects;

       Directors and Officers
       ----------------------

       (w)    the present directors and officers of the Company are as follows:

              Name                                      Position
              ----                                      --------

              Jianmin Zhou                              President and Director

              Hongxing Li                               Secretary and Director

       Accuracy of Warranties
       ----------------------

       (x) neither this Agreement nor any document, schedule, list, certificate, declaration under oath or written statement now or hereafter furnished by the Vendors or the Company to the Purchaser in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement or representation of a material fact on the part of the Vendors or the Company, or omits or will omit on behalf of the Vendors or the Company to state a material fact necessary to make any such statement or representation therein or herein contained not misleading; and

       Full Disclosure
       ---------------

       (y) the Vendors have no information or knowledge of any fact not communicated to the Purchaser and relating to the Company or to the Company's Business or to the Purchased Shares which, if known to the Purchaser, might reasonably be expected to deter the Purchaser from entering into this Agreement or from completing the transactions contemplated by this Agreement.


3.4    Survival of the Representations,  Warranties and Covenants by each of the
       -------------------------------------------------------------------------
Vendors and the Company.  To the extent they have not been fully performed at or
-----------------------
prior to the Time of Closing, each and every representation and warranty of the Vendors or the Company contained in this Agreement and any agreement, instrument, certificate or other document executed or delivered pursuant to this Agreement shall:

       (a) be true and correct on and as of the Closing Date with the same force and effect as though made or given on the Closing Date;

       (b) remain in full force and effect notwithstanding any investigations conducted by or on behalf of the Purchaser; and

       (c) survive the completion of the transactions contemplated by this Agreement until the second anniversary of the Closing Date and shall continue in full force and effect for the benefit of the Purchaser during that period, except that:

              (i) the representations and warranties set out in section 3.2(a) to and including 3.2(i) above shall survive and continue in full force and effect without limitation of time; and

              (ii) a claim for any breach of any of the representations and warranties contained in this Agreement or in any agreement, instrument, certificate or other document executed or delivered pursuant hereto involving fraud or fraudulent misrepresentation may be made at any time following the Closing Date, subject only to applicable limitation periods imposed by law.

       (d) to the extent they have not been fully performed at or prior to the Time of Closing, each and every covenant of the Vendors contained in this Agreement and any agreement, instrument, certificate or other document executed or delivered pursuant to this Agreement shall survive the completion of the transactions contemplated by this Agreement and, notwithstanding such completion, shall continue in full force and effect for the benefit of the Purchaser.


                                    Article 4
                                    ---------
           WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE PURCHASER
           ----------------------------------------------------------


4.1    Warranties,  Representations and Covenants by the Purchaser.  In order to
       -----------------------------------------------------------
induce the Vendors and the Company to enter into and consummate this Agreement, the Purchaser hereby warrants to, represents to and covenants with each of the Vendors and the Company, with the intent that each of the Vendors and the Company will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of the Purchaser, after having made due inquiry:

       Corporate Status of the Purchaser
       ---------------------------------

       (d) the Purchaser is a company with limited liability duly and properly incorporated, organized and validly subsisting under the laws of the State of Nevada being the only jurisdiction where it is required to be registered for the purpose of enabling it to carry on its business and own its property as presently carried on and owned;

       (e) the Purchaser has good and sufficient power, authority and right to own or lease its property, to enter into this Agreement and to perform its obligations hereunder;

       Authorization
       -------------

       (f) this Agreement has been duly authorized, executed and delivered by the Purchaser and is a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser, as the case may be, by the Vendors and/or the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction;

       Share Capital
       -------------

       (d) the authorized capital of the Purchaser consists of 500,000,000 shares of common stock of which 61,056,375 shares of common stock of the Purchaser have been duly issued and are outstanding as fully paid and non-assessable;

       (e) all of the issued and outstanding shares of the Purchaser are listed and posted for trading on the Exchange;

       (f) the Purchaser will allot and issue the Common Shares on the Closing Date in accordance with sections "2.2" and "2.3" hereinabove as fully paid and non-assessable in the capital of the Purchaser, free and clear of all actual or threatened liens, charges, security interests, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever, other than hold periods or other restrictions imposed under applicable securities legislation or by securities regulatory authorities;

       Options
       -------

       (g) no person has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, including convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of any unissued shares or other securities of the Purchaser except for 4,280,000 stock options exercisable at prices ranging from US$2.40 to US$3.05 per share which have been granted to directors, officers, employees and consultants of the Purchaser;

       Directors and Officers
       ----------------------

       (j) the present directors and officers of the Purchaser are as follows:

              Name                                Position
              ----                                --------

              Xianping Wang                       President, CEO and Director
              Henry Jung                          CFO and Director
              Reg Handford                        Secretary and Director
              Edward Wong                         Director
              Peter Shandro                       Director

       Full Disclosure
       ---------------

       (k) the Purchaser has no information or knowledge of any fact not communicated to the Vendors and the Company and relating to the Purchaser or to the Purchaser's business or to its issued and outstanding securities which, if known to the Vendors and/or the Company, might reasonably be expected to deter the Vendors and/or the Company from entering into this Agreement or from completing the transactions contemplated by this Agreement.


4.2    Survival  of  the  Representations,   Warranties  and  Covenants  by  the
       -------------------------------------------------------------------------
Purchaser.  To the extent they have not been fully  performed at or prior to the
---------
Time of Closing, each representation and warranty of the Purchaser contained in this Agreement or in any document, instrument, certificate or undertaking given pursuant hereto shall:

       (d) be true and correct on and as of the Closing Date with the same force and effect as though made or given on the Closing Date;

       (e) remain in full force an effect notwithstanding any investigations conducted by or on behalf of the Purchaser;

       (f) survive the completion of the transactions contemplated by this Agreement until the second anniversary of the Closing Date and shall continue in full force and effect for the benefit of the Vendors and the Company during that period, except that a claim for any breach of any of the representations and warranties contained in this Agreement or in any agreement, instrument, certificate or other document executed or delivered pursuant hereto involving fraud or fraudulent misrepresentation may be made at any time following the Closing Date, subject only to applicable limitation periods imposed by law; and

       (d) To the extent they have not been fully performed at or prior to the Time of Closing, each and every covenant of the Purchaser contained in this Agreement and any agreement, instrument, certificate or other document executed or delivered pursuant to this Agreement shall survive the completion of the transactions contemplated by this Agreement and, notwithstanding such completion, shall continue in full force and effect for the benefit of the Vendors and the Company.


                                    Article 5
                                    ---------
                         CONDITIONS PRECEDENT TO CLOSING
                         -------------------------------


5.1    Parties'  Conditions  Precedent  prior to the  Closing  Date.  All of the
       ------------------------------------------------------------
rights, duties and obligations of each of the Parties hereto under this Agreement are subject to the following conditions precedent for the exclusive benefit of each of the Parties to be fulfilled in all material aspects in the reasonable opinion of each of the Parties or to be waived by each or any of the Parties, as the case may be, as soon as possible after the Execution Date; however, unless specifically indicated as otherwise, not later than the Time of
Closing:

       (a) the specific ratification of the terms and conditions of this Agreement by the Board of Directors of the Purchaser within five business days of the due and complete execution of this Agreement by each of the Parties hereto (the "Purchaser's Ratification"); and

       (b) the completion by the Purchaser of a due diligence and operations review of the Company's Business and operations prior to the Purchaser's Ratification (the "Purchaser's Due Diligence").

5.2    Parties'  Waiver of Conditions  Precedent.  The conditions  precedent set
       -----------------------------------------
forth in section "5.1" hereinabove are for the exclusive benefit of each of the Parties hereto and may be waived by each of the Parties in writing and in whole or in part at or prior to the Time of Closing.


5.3    The Vendors' and the  Company's  Conditions  Precedent.  The purchase and
       ------------------------------------------------------
sale of the Purchased Securities is subject to the following terms and conditions for the exclusive benefit of the Vendors and the Company, to be fulfilled or performed at or prior to the Time of Closing:

       (a) the representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time;

       (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by the Purchaser at or before the Time of Closing shall have been complied with or performed in all material respects;

       (c) there shall have been obtained, from all appropriate federal, provincial, municipal or other governmental or administrative bodies, such licenses, permits, consents, approvals, certificates, registrations and authorizations as are required by law, if any, to be obtained by the Purchaser to permit the change of ownership of the Purchased Shares contemplated hereby, in each case in form and substance satisfactory to the Vendors and the Company, acting reasonably; and

       (d) no legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the purchase and sale of the Purchased Shares contemplated hereby.

       If any of the conditions contained in this section 5.3 shall not be performed or fulfilled at or prior to the Time of Closing to the satisfaction of the Vendors and the Company, acting reasonably, the Vendors and/or the Company may, by notice to the Purchaser, terminate this Agreement and the obligations of the Vendors, the Company and the Purchaser under this Agreement, other than the obligations contained in Article 8 hereinbelow, shall be terminated, provided that the Vendors and the Company may also bring an action pursuant to Article 7 against the Purchaser for damages suffered by the Vendors and/or the Company where the non-performance or non-fulfillment of the relevant condition is as a result of a breach of covenant, representation or warranty by the Purchaser. Any such condition may be waived in whole or in part by the Vendors and the Company in writing without prejudice to any claims it may have for breach of covenant, representation or warranty.


5.4    Purchaser's  Conditions Precedent prior to the Closing Date. The sale and
       -----------------------------------------------------------
purchase of the Purchased Shares is subject to the following terms and conditions for the exclusive benefit of the Purchaser, to be fulfilled or performed at or prior to the Time of Closing:

       (a) the representations and warranties of the Vendors and the Company contained in this Agreement shall be true and correct at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time;

       (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by the Vendors and the Company at or before the Time of Closing shall have been complied with or performed;

       (c) there shall have been obtained, from all appropriate federal, provincial, municipal or other governmental or administrative bodies, such licenses, permits, consents, approvals, certificates, registrations and authorizations as are required to be obtained, if any, by the Vendors and the Company to permit the change of ownership of the Purchased Shares contemplated hereby;

       (d) there shall have been no material adverse changes in the condition (financial or otherwise), assets, liabilities, operations, earnings, the Company's Business or prospects of the Company since the date of the Company's Financial Statements;

       (e) no legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the purchase and sale of the Purchased Shares contemplated hereby; and

       (f) no material damage by fire or other hazard to the whole or any material part of the property or assets of the Company shall have occurred from the date hereof to the Time of Closing.

       If any of the conditions contained in this section 5.4 shall not be performed or fulfilled at or prior to the Time of Closing to the satisfaction of the Purchaser, acting reasonably, the Purchaser may, by notice to the Vendors and the Company, terminate this Agreement and the obligations of the Vendors, the Company and the Purchaser under this Agreement, other than the obligations set forth in Article 8, shall be terminated, provided that the Purchaser may also bring an action pursuant to Article 7 against the Vendors and/or the Company for damages suffered by the Purchaser where the non-performance or non-fulfillment of the relevant condition is as a result of a breach of covenant, representation or warranty by the Vendors or the Company. Any such condition may be waived in whole or in part by the Purchaser without prejudice to any claims it may have for breach of covenant, representation or warranty.

                                    Article 6
                                    ---------
                          CLOSING AND EVENTS OF CLOSING
                          -----------------------------


6.1    Closing  and Closing  Date.  The closing  (the  "Closing")  of the within
       --------------------------
purchase and delivery of the Purchased Shares, as contemplated in the manner as set forth in Article "2" hereinabove, together with all of the transactions contemplated by this Agreement shall occur on January 20, 2005 (the "Closing Date"), or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the Parties hereto, and will be closed at the offices of solicitors for the Purchaser, Devlin Jensen, Barristers and Solicitors, located at Suite 2550 - 555 W. Hastings St., Vancouver, B.C., V6B 4N5, at 2:00 p.m. (Vancouver time) on the Closing Date.


6.2    Latest  Closing Date. If the Closing Date has not occurred by February 1,
       --------------------
2005, subject to an extension as may be mutually agreed to by the Parties for a maximum of 14 days per extension, then the Purchaser and the Vendors shall each have the option to terminate this Agreement by delivery of written notice to the other Party. Upon delivery of such notice, this Agreement shall cease to be of any force and effect except for Article "8" hereinbelow, which shall remain in full force and effect notwithstanding the termination of this Agreement.


6.3    Documents  to be  delivered  by the Company and the Vendors  prior to the
       -------------------------------------------------------------------------
Closing  Date.  Not  later  than  the  Closing  Date,  and  in  addition  to the
-------------
documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Company and the Vendor shall also execute and deliver or cause to be delivered to Purchaser's counsel all such other documents, resolutions and instruments as may be necessary, in the opinion of counsel for the Purchaser, acting reasonably, to complete all of the transactions contemplated by this Agreement and including, without limitation, the necessary transfer of all of the Purchased Shares to the Purchaser free and clear of all liens, security interests, charges and encumbrances, and in particular including, but not being limited to, the following materials:

       (a) all documentation as may be necessary and as may be required by the solicitors for the Purchaser, acting reasonably, to ensure that all of the Purchased Shares have been transferred, assigned and are registerable in the name of and for the benefit of the Purchaser under all applicable corporate and securities laws;

       (b) certificates representing the Purchased Shares registered in the name of the Vendors, duly endorsed for transfer to the Purchaser and/or irrevocable stock powers transferring the Purchased Shares to the Purchaser;

       (c) certificates representing the Purchased Shares registered in the name of the Purchaser;

       (d) a certified copy of the resolutions of the directors (and of the Vendors/shareholders, if necessary) of the Company authorizing the transfer by the Vendors to the Purchaser of the Purchased Shares;

       (e) a copy of all corporate records and books of account of the Company and including, without limiting the generality of the foregoing, a copy of all minute books, share register books, share certificate books and annual reports of the Company;

       (f)    all remaining Business Documentation; and

       (g) all such other documents and instruments as the Purchaser's solicitors may reasonably require.


6.4    Documents to be delivered by the Purchaser prior to the Closing Date. Not
       --------------------------------------------------------------------
later than the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Purchaser shall also execute and deliver or cause to be delivered to the Company's and the Vendors' counsel, all such other documents, resolutions and instruments that may be necessary, in the opinion of counsel for the Company and the Vendors, acting reasonably, to complete all of the transactions contemplated by this Agreement and including, without limitation, the necessary acceptance of the transfer of all of the Purchased Shares to the Purchaser free and clear of all liens, charges and encumbrances, and in particular including, but not being limited to, the following materials:

       (a) a copy of the resolutions of the directors of the Purchaser providing for the approval of all of the transactions contemplated hereby;

       (b) an executed treasury order of the Purchaser providing for the due issuance of all of the Purchase Price Common Shares to the order and direction of the Vendors in accordance with section "2.2" and "2.3" hereinabove; and

       (c) all such other documents and instruments as the Company's and the Vendors' respective solicitors may reasonably require.


                                    Article 7
                                    ---------
                      INDEMNIFICATION AND LEGAL PROCEEDINGS
                      -------------------------------------


7.1    Indemnification.  The Parties hereto agree to indemnify and save harmless
       ---------------
the other Parties hereto and including, where applicable, their respective affiliates, directors, officers, employees and agents (each such party being an "Indemnified Party") harmless from and against and agree to be liable for any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind, including any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of the terms and conditions of this Agreement.


7.2    No  Indemnification.  This  indemnity  will not  apply in  respect  of an
       -------------------
Indemnified Party in the event and to the extent that a court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of willful misconduct.


7.3    Claim of  Indemnification.  The Parties  hereto  agree to waive any right
       -------------------------
they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.


7.4    Notice of Claim.  In case any  action is brought  against an  Indemnified
       ---------------
Party in respect of which indemnity may be sought against any of the Parties hereto, the Indemnified Party will give the relevant Party hereto prompt written notice of any such action of which the Indemnified Party has knowledge and such Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt consulting of counsel acceptable to the Indemnified Party affected and the payment of all expenses. Failure by the

Indemnified Party to so notify shall not relieve any Party hereto of such Party's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by any Party hereto of substantive rights or defenses.


7.5    Settlement.  No admission of liability  and no  settlement  of any action
       ----------
shall be made without the consent of each of the Parties hereto and the consent of the Indemnified Party affected, such consent not to be unreasonably withheld.


7.6    Legal  Proceedings.  Notwithstanding  that the relevant Party hereto will
       ------------------
undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

       (a)    such counsel has been authorized by the relevant Party hereto;

       (b) the relevant Party hereto has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

       (c) the named parties to any such action include that any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or

       (d) there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party hereto.


7.7    Contribution.  If for any reason other than the gross  negligence  or bad
       ------------
faith of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the relevant Party hereto shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by any Party hereto on the one hand and the Indemnified Party on the other, but also the relative fault of the Parties and other equitable considerations which may be relevant. Notwithstanding the foregoing, the relevant Party hereto shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.

                                    Article 8
                                    ---------
                                 NON-DISCLOSURE
                                 --------------


8.1    Public  Announcements  and  Disclosure  to  Regulatory  Authorities.  All
       -------------------------------------------------------------------
information relating to the Agreement and the transaction contemplated therein shall be treated as confidential and no public disclosure shall be made by any Party without the prior approval of the Company and the Purchaser. Notwithstanding the provisions of this Article, the Parties hereto agree to make such public announcements and disclosure to the Regulatory Authorities of this Agreement promptly upon its execution all in accordance with the requirements of applicable securities legislation and regulations.


                                    Article 9
                                    ---------
                            ASSIGNMENT AND AMENDMENT
                            ------------------------


9.1    Assignment. Save and except as provided herein, no Party hereto may sell,
       ----------
assign, pledge or mortgage or otherwise encumber all or any part of its respective interest herein without the prior written consent of all of the other Parties hereto.


9.2    Amendment.  This Agreement and any provision  thereof may only be amended
       ---------
in writing and only by duly authorized signatories of each of the respective Parties hereto.


                                   Article 10
                                   ----------
                                  FORCE MAJEURE
                                  -------------


10.1   Events.  If any  Party  hereto is at any time  prevented  or  delayed  in
       ------
complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.


10.2   Notice.  A Party shall,  within seven calendar  days,  give notice to the
       ------
other Parties of each event of force majeure under section "10.1" hereinabove, and upon cessation of such event shall furnish the other Parties with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.


                                   Article 11
                                   ----------
                                   ARBITRATION
                                   -----------


11.1   Matters for Arbitration.  The Parties agree that all questions or matters
       -----------------------
in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.

11.2   Notice.  It shall be a condition  precedent  to the right of any Party to
       ------
submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than 10 calendar days' prior written notice of its intention to do so to the other Party together with particulars of the matter in dispute. On the expiration of such 10 calendar days the Party who gave such notice may proceed to refer the dispute to arbitration as provided in section "11.3" hereinbelow.


11.3   Appointments.   The  Party   desiring   arbitration   shall  appoint  one
       ------------
arbitrator, and shall notify the other Party of such appointment, and the other Party shall, within two calendar days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within 10 calendar days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairman of the arbitration herein provided for. If the other Party shall fail to appoint an arbitrator within 10 calendar days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provisions of the Commercial Arbitration Act (British Columbia) (the "Arbitration Act"). Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Vancouver, British Columbia, for the purpose of hearing the evidence and representations of the Parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Arbitration Act or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.


11.4   Award. The Parties agree that the award of a majority of the arbitrators,
       -----
or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.


                                   Article 12
                                   ----------
                             DEFAULT AND TERMINATION
                             -----------------------


12.1   Default.  The Parties hereto agree that if any Party hereto is in default
       -------
with respect to any of the provisions of this Agreement (herein called the "Defaulting Party"), the non-defaulting Party (herein called the "Non-Defaulting Party") shall give notice to the Defaulting Party designating such default, and within 10 calendar days after its receipt of such notice, the Defaulting Party shall either:

       (a) cure such default, or commence proceedings to cure such default and prosecute the same to completion without undue delay; or

       (b) give the Non-Defaulting Party notice that it denies that such default has occurred and that it is submitting the question to arbitration as herein provided.

12.2   Arbitration.  If  arbitration  is sought,  a Party shall not be deemed in
       -----------
default until the matter shall have been determined finally by appropriate arbitration under the provisions of Article "11" hereinabove.


12.3   Curing the Default.  If:
       ------------------

       (a) the default is not so cured or the Defaulting Party does not commence or diligently proceed to cure the default; or

       (b)    arbitration is not so sought; or

       (c) the Defaulting Party is found in arbitration proceedings to be in default, and fails to cure it within five calendar days after the rendering of the arbitration award,

the Non-Defaulting Party may, by written notice given to the Defaulting Party at any time while the default continues, terminate the interest of the Defaulting Party in and to this Agreement.


12.4   Termination.  In addition to the foregoing it is hereby  acknowledged and
       -----------
agreed by the Parties hereto that this Agreement will be terminated in the event that:

       (a) the Purchaser's Ratification is not received within five business days of the due and complete execution of this Agreement by each of the Parties hereto;

       (b) the Purchaser fails to complete a successful and Purchaser's Due Diligence review of the Company's business and operations prior to the Purchaser's Ratification;

       (c) the conditions specified in section "5.1" hereinabove have not been satisfied at or prior to the Time of Closing;

       (d) either of the Parties hereto has not either satisfied or waived each of their respective conditions precedent at or prior to the Time of Closing in accordance with the provisions of Article "5" hereinabove;

       (h) either of the Parties hereto has failed to deliver or caused to be delivered any of their respective documents required to be delivered by Articles "5" and "6" hereinabove at or prior to the Time of Closing in accordance with the provisions of Articles "5" and "6"; or

       (i) by Closing has not occurred on or before February 1, 2005, or such later date, all in accordance with section "6.2" hereinabove; or

       (j)    by agreement in writing by each of the Parties hereto;

and in such event this Agreement will be terminated and be of no further force and effect other than the obligations under Article "8" hereinabove.

                                   Article 13
                                   ----------
                                     NOTICE
                                     ------


13.1   Notice. Each notice, demand or other communication  required or permitted
       ------
to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a post office addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third calendar day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.


13.2   Change  of  Address.  Either  Party may at any time and from time to time
       -------------------
notify the other Party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

                                   Article 14
                                   ----------
                               GENERAL PROVISIONS
                               ------------------


14.1   Entire Agreement. This Agreement constitutes the entire agreement to date
       ----------------
between the Parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement and including, without limitation, the agreement as between the Purchaser, the Vendor and the Company.


14.2   Enurement.  This  Agreement  will  enure  to the  benefit  of and will be
       ---------
binding  upon  the  Parties   hereto,   their   respective   heirs,   executors,
administrators and assigns.


14.3   Schedules.  The Schedules to this  Agreement are hereby  incorporated  by
       ---------
reference into this Agreement in its entirety.


14.4   Time of the Essence. Time will be of the essence of this Agreement.
       -------------------


14.5   Representation  and  Costs.  It is  hereby  acknowledged  by  each of the
       --------------------------
Parties hereto that, as between the Parties hereto, Devlin Jensen, Barristers and Solicitors, acts solely for the Purchaser, and that each of the Vendors and the Company have been advised by the Purchaser and Devlin Jensen to obtain independent legal advice with respect to their respective reviews and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that each Party to this Agreement will bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement, and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily involved thereto, by Devlin Jensen shall be at the cost of the Purchaser.


14.6   Applicable  Law.  The  situs  of this  Agreement  is  Vancouver,  British
       ---------------
Columbia and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the Province of British Columbia.


14.7   Further  Assurances.  The Parties hereto  hereby,  jointly and severally,
       -------------------
covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.


14.8   Severability and Construction.   Each  Article, section,  paragraph, term
       -----------------------------
and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to any of the Parties hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).


14.9   Captions.  The captions,  section  numbers,  Article numbers and Schedule
       --------
numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.


14.10  Currency.  Unless otherwise  stipulated,  all references to money amounts
       --------
herein shall be in lawful money of the United States.


14.11  Counterparts.  This  Agreement may be signed by the Parties  hereto in as
       ------------
many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the effective Execution Date as set forth on the front page of this Agreement.


14.12  No  Partnership  or  Agency.  The  Parties  hereto  have  not  created  a
       ---------------------------
partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of any other Party, nor create any fiduciary relationship between them for any purpose whatsoever. No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.


14.13  Consents and Waivers. No consent or waiver expressed or implied by either
       --------------------
Party hereto in respect of any breach or default by any other Party in the performance by such other of its obligations hereunder shall:

       (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

       (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

       (c)    constitute a general waiver under this Agreement; or

       (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.


       IN WITNESS WHEREOF each of the Parties hereto has hereunto  executed this
       ------------------
Agreement as of the Execution Date as set forth on the front page of this Agreement.

SIGNED and DELIVERED by             )
JIANMIN ZHOU, a Vendor              )
------------                        )
herein, in the presence of:         )
                                    )
/s/ Ding Liu                        )
------------------------------------)
Witness Signature                   )      /s/ Jianmin Zhou
                                    )     ---------------------------
                                    )          JIANMIN ZHOU

B-26F Oriental Kenzo, No. 48        )
------------------------------------)
Dongzhimenwai, Beijing              )
------------------------------------)
Witness Address                     )
                                    )
Ding Liu, Dept. Manager             )
------------------------------------)
Witness Name and Occupation         )



SIGNED and DELIVERED by             )
HONGXING LI, a Vendor               )
-----------                         )
herein, in the presence of:         )
                                    )
/s/ Li Ai Ping                      )
------------------------------------)
Witness Signature                   )      /s/ Hong Xing Li
                                    )     ---------------------------
                                    )          HONGXING LI
B-26F Oriental Kenzo, No. 48        )
------------------------------------)
Dongzhimenwai, Beijing              )
------------------------------------)
Witness Address                     )
                                    )
Li Ai Ping, Dept. Manager           )
------------------------------------)
Witness Name and Occupation         )



BEIJING BOHENG INVESTMENTS          )
--------------------------          )
LTD.,                               )
----                                )
the Company herein,                 )
                                    )
                                    )
Per:     /s/ Jianmin Zhou           )
------------------------------------)
Authorized Signatory                )
                                    )
         Jianmin Zhou, President    )
------------------------------------)
(print name and title)              )

XINHUA CHINA LTD., the              )
-----------------                   )
Purchaser herein,                   )
                                    )
                                    )
Per:     /s/ Xianping Wang          )
------------------------------------)
Authorized Signatory                )
                                    )
Xianping Wang, President and CEO    )
------------------------------------)
(print name and title)              )

                                   Schedule A
                                   ----------



       This is Schedule "A" to that certain Share Purchase Agreement among Xinhua China Ltd., Beijing Boheng Investments Ltd. and the shareholders of Beijing Boheng Investments Ltd.


                        Purchased Securities and Vendors
                        --------------------------------


         Authorized Capital:                       $___________ RMB
         ------------------


         Paid Up Capital:                          $50,000,000 RMB
         ---------------



         Vendor:                                   Purchased Shares:
         ------                                    -----------------
                           Jianmin Zhou:           57.5% of registered capital
                           ------------
                           South Construction Street, No. 7
                           Qiaodong District
                           Shijiazhuang, China


                           Hongxing Li:            37.5% of registered capital
                           -----------
                           Room 702, Block 19
                           Capital Normal University
                           Haidian District
                           Beijing, China

                                   Schedule B
                                   ----------



       This is Schedule "B" to that certain Share Purchase Agreement among Xinhua China Ltd., Beijing Boheng Investments Ltd. and the shareholders of Beijing Boheng Investments Ltd.


                       Permits, Licenses and Certificates
                       ----------------------------------


A. Request for instruction by the Beijing City Bureau of Commerce regarding the formation of the Joint Venture of Xinhua Publications Circulation & Distribution Co. Ltd. (issued by Beijing City Bureau of Commerce on November 17, 2004)

B. Official reply from the Ministry of Commerce regarding approval for the formation of the Xinhua Publications Circulation & Distribution Co. Ltd. (issued by Ministry of Commerce of the People's Republic of China on December 22, 2004)

C. Certificate of Approval for Establishment of Enterprises with Foreign Investment in the People's Republic of China. (issued by the Ministry of Commerce of the People's Republic of China on December 31, 2004)

D. People's Republic of China Publication Business Permit (issued by Beijing City Bureau of News Publication on December 28, 2004)

E. People's Republic of China Publication Business Permit (copy) (issued by Beijing City Bureau of News Publication on December 28, 2004)

F. Enterprise Corporation Business License (issued by the General Office of the State Industry and Commerce Administration of the People's Republic of China on December 31, 2004)


                     Refer to the materials attached hereto
                     --------------------------------------


                                   -----------

                                  (Translation)


                         Beijing City Bureau of Commerce
                         -------------------------------

Jingshangzi (2004) No.778                            Signed & issued by: Zhou He
--------------------------------------------------------------------------------

    Request for instruction by the Beijing City Bureau of Commerce regarding the formation of the Joint Venture of
             Xinhua Publications Circulation & Distribution Co. Ltd


To:  The Ministry of Commerce

The Xinhua Bookstore-Main Store, Beijing Boheng Investments Ltd, Pac-poly

Investments Ltd, the People's Publishing House, the People's Literature

Publishing House, the Great Encyclopedia of China Publishing House, the

Commercial Press, Sanlian Bookstore, the China Map Publishing House, Jieli

Publishing House and the Beijing Forbidden City Investment Management Ltd intend to form the Joint Venture of Xinhua Publications Circulation & Distribution Co.

Ltd in Beijing, with total investment and registered capital at Three Hundred

Million Renminbi. The business scope will be the wholesale and retail of domestic (excluding Hong Kong, Macau and Taiwan) publication of books,

newspapers, periodicals, and electronic publications. The term of business will be for thirty years.


The relevant information is hereby submitted for examination and approval.


[Seal of the Beijing City Bureau of Commerce]

November 17, 2004

(Person of contact: Zhang Zhencheng. Tel: 6523-6688-2020)

Keywords: Foreign trade. Joint venture. Contract. Constitution. Request for

Instruction.

Office of the Beijing City Bureau of Commerce.      Printed on November 18, 2004




--------------------------------------------------------------------------------
Translator's Declaration:
-------------------------
I, Miguel Tu, Certified Translator and Member in good standing of the Society of Translators and Interpreters of British Columbia, attest that, to the best of my knowledge and belief, the document above is a true and accurate English translation of a document in the Chinese language entitled [Beijing City Bureau of Commerce].


Signed:  /s/ Miguel Tu                               Date: December 3, 2004
         -----------------------
             Miguel Tu

Certified Translator. STIBC Membership No. 04-10-0685          Tel: 604-728-6181
Attorney General Accredited & STIBC Certified Court Interpreter
Member of Canadian Translators, Terminologists & Interpreters Council

                                  (Translation)


     Ministry of Commerce of the People's Republic of China (official reply)
     -----------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                SZP [2004] #2021

     Official reply from the Ministry of Commerce regarding approval for the
     -----------------------------------------------------------------------
     formation of the Xinhua Publications Circulation & Distribution Co. Ltd
     -----------------------------------------------------------------------


To:  Beijing City Bureau of Commerce


The document: <<Request for instruction by the Beijing City Bureau of Commerce regarding the formation of the Joint Venture of Xinhua Publications Circulation

& Distribution Co. Ltd>> (JSZ [2004] #778) and other relevant information have been received. After examination and verification of same, here is our reply:

5.   We approve the formation in Beijing of the Sino-foreign Joint Investment

     Enterprise, the "Xinhua Publications Circulation & Distribution Co. Ltd"

     (hereinafter referred to as the Joint Venture), by the Xinhua

     Bookstore-Main Store; Beijing Boheng Investments Ltd; the People's

     Publishing House; the People's Literature Publishing House; the Great

     Encyclopedia of China Publishing House; the Commercial Press; Sanlian

     Bookstore; the China Map Publishing House; the Beijing Forbidden City

     Investment Management Ltd; Jieli Publishing House; and Pac-poly Investments

     Ltd registered in the British Virgin Islands. We also approve the Joint

     Investment Contract signed by the Parties mentioned above on September 22,

     2004 and the Constitution of the Joint Venture.

6.   The total investment of the Joint Venture is RMB(Y)300,000,000.00 and the

     registered capital is RMB(Y)300,000,000.00. Xinhua Bookstore-Main Store will contribute RMB(Y)120,000,000.00 by way of house property, lands, goods in kind and other intangible assets, accounting for 40% of the registered capital; Beijing Boheng Investments Ltd will contribute

     RMB(Y)92,000,000.00, accounting for 30.67% of the registered capital;

     Pac-poly Investments Ltd will contribute RMB(Y)81,000,000.00 by way of cash in foreign currency, accounting for 27% of the registered capital; the

     People's Publishing House will contribute RMB(Y)600,000.00, accounting for

     0.2% of the registered capital; the People's Literature Publishing House will contribute RMB(Y)600,000.00, accounting for 0.2% of the registered capital; the Great Encyclopedia of China Publishing House will contribute

     RMB(Y)600,000.00, accounting for 0.2% of the registered capital; the

     Commercial Press will contribute RMB(Y)600,000.00, accounting for 0.2% of the registered capital; Sanlian Bookstore will contribute RMB(Y)600,000.00,

     accounting for 0.2% of the registered capital; the China Map Publishing

     House will contribute RMB(Y)2,000,000.00, accounting for 0.67% of the registered capital; Jieli Publishing House will contribute

     RMB(Y)1,000,000.00, accounting for 0.33% of the registered capital; the

     Beijing Forbidden City Investment Management Ltd will contribute

     RMB(Y)1,000,000.00, accounting for 0.33% of the registered capital. The

     Parties of the Joint Venture shall pay 20% of their respective share of the registered capital within three months of the issuance of the Business

     Licence of the Joint Venture. The balance shall be paid up within six months of the issuance of the Business Licence.

7.   The scope of business of the Joint Venture is as follows: "The wholesale and retail of the domestic (excluding Hong Kong, Macau and Taiwan) edition of books, newspapers, periodicals and electronic publications; and

     warehousing."

8.   The term of business of the Joint Venture is thirty years.


Please notify the Enterprise to come to the Ministry with this Official Reply to pick up the Certificate of Approval and to complete all necessary transactions.

December 22, 2004

[Seal of the Ministry of Commerce of the People's Republic of China]

cc: General Customs, General Revenue, General Industry & Commerce, Foreign

Exchange Bureau. Ministry of Commerce: Leadership (Ma, Liao), Department of

Foreign Capital (5), Personnel on duty, Filing.

General Office of the Ministry of Commerce.         Printed on December 24, 2004








--------------------------------------------------------------------------------
Translator's Declaration:
-------------------------
I, Miguel Tu, Certified Translator and Member in good standing of the Society of Translators and Interpreters of British Columbia, attest that, to the best of my knowledge and belief, this two page document is a true and accurate English translation of a document in the Chinese language that appears to be an [Official reply from the Ministry of Commerce].

Signed:    /s/ Miguel Tu                               Date: January 2, 2005
          -----------------------
               Miguel Tu

Certified Translator. STIBC Membership No. 04-10-0685          Tel: 604-728-6181
Attorney General Accredited & STIBC Certified Court Interpreter
Member of Canadian Translators, Terminologists & Interpreters Council

                                  (Translation)


                             CERTIFICATE OF APPROVAL
                             -----------------------
                  FOR ESTABLISHMENT OF ENTERPRISES WITH FOREIGN
                  INVESTMENT IN THE PEOPLE'S REPUBLIC OF CHINA

Approval Number:                           SWZ ZS [2004] 0329

Code for Import & Export Enterprise:       1100717853756

Date of Approval:                          December 22, 2004

Date of Issue:                             December 31, 2004

Serial Number of Certificate:              1100016711

Name of Enterprise:                        Xinhua Publications Circulation &
                                           Distribution Co. Ltd

Address:                                   135 Beilishi Lu, Dongchengqu, Beijing

Type of Business:                          Sino-foreign Joint Venture

Duration of Operation:                     Thirty years

Total Investment:                          Three Hundred Million (Y) Renminbi

Registered Capital:                        Three Hundred Million (Y) Renminbi

Scope of Business:                         Wholesale & retail of domestic
                                           (excluding Hong Kong, Macau & Taiwan)
                                           edition of books, newspapers,
                                           periodicals and electronic
                                           publications; and warehousing.


Name of Investor                                     Place of Registration              Capital Contribution
-----------------                                    ---------------------              --------------------
Xinhua Bookstore-Main Store                          China                      RMB(Y)120,000,000.00 in house property,
                                                                                lands, goods in kind & intangible assets.
Beijing Boheng Investments Ltd                       China                      RMB(Y)92,000,000.00
China Map Publishing House                           China                      RMB(Y)2,000,000.00
Jieli Publishing House                               China                      RMB(Y)1,000,000.00
Beijing Forbidden City Investment Management Ltd     China                      RMB(Y)1,000,000.00
People's Publishing House                            China                      RMB(Y)600,000.00
People's Literature Publishing House                 China                      RMB(Y)600,000.00
The Great Encyclopedia of China Publishing House     China                      RMB(Y)600,000.00
Sanlian Bookstore                                    China                      RMB(Y)600,000.00
The Commercial Press                                 China                      RMB(Y)600,000.00
Pac-poly Investments Ltd                             British Virgin Islands     RMB(Y)81,000,000.00

[Seal of the Ministry of Commerce of the People's Republic of China]

--------------------------------------------------------------------------------
Translator's Declaration:
-------------------------
I, Miguel Tu, Certified Translator and Member in good standing of the Society of Translators and Interpreters of British Columbia, attest that, to the best of my knowledge and belief, the document above is a true and accurate English translation of a document in the Chinese language entitled [Certificate of Approval].


Signed:  /s/ Miguel Tu                                 Date: January 2, 2005
         ------------------------
             Miguel Tu

Certified Translator. STIBC Membership No. 04-10-0685          Tel: 604-728-6181
Attorney General Accredited & STIBC Certified Court Interpreter
Member of Canadian Translators, Terminologists & Interpreters Council

                                  (Translation)

                           People's Republic of China
                           --------------------------

                           Publication Business Permit
                           ---------------------------

XCF JP No.W0001

Name:                              Xinhua Publications Circulation &
                                   Distribution Co. Ltd

Place of Business:                 135 Beilishi Lu, Xichengqu, Beijing

Legal Representative:              Liu Guohui

Registered Capital:                RMB(Y)300,000,000.00

Type of Capital:                   Sino-foreign joint capital.

Scope of Business:                 Wholesale and retail of domestic edition of
                                   books, newspapers, periodicals and electronic publications.

Valid until:                       December 31, 2007

Issued by:                         (seal) [Seal of Beijing City Bureau of News
                                   Publication]

December 28, 2004

            Produced by the General Office of News Publication of the
                           People's Republic of China

--------------------------------------------------------------------------------
Translator's Declaration:
-------------------------
I, Miguel Tu, Certified Translator and Member in good standing of the Society of Translators and Interpreters of British Columbia, attest that, to the best of my knowledge and belief, the document above is a true and accurate English translation of a document in the Chinese language that appears to be a [Publication Business Permit].


Signed:   /s/ Miguel Tu                                Date: January 2, 2005
          -----------------------
              Miguel Tu

Certified Translator. STIBC Membership No. 04-10-0685          Tel: 604-728-6181
Attorney General Accredited & STIBC Certified Court Interpreter
Member of Canadian Translators, Terminologists & Interpreters Council

                                  (Translation)


                           People's Republic of China
                           --------------------------
                       Publication Business Permit (copy)
                       ----------------------------------
                                 XCF JP No.W0001


Name:                              Xinhua Publications Circulation &
                                   Distribution Co. Ltd

Place of Business:                 135 Beilishi Lu, Xichengqu, Beijing

Legal Representative:              Liu Guohui

Registered Capital:                RMB(Y)300,000,000.00

Type of Capital:                   Sino-foreign joint capital.

Scope of Business:                 Wholesale and retail of domestic edition of
                                   books, newspapers, periodicals and electronic publications.

Valid until:                       December 31, 2007

Issued by:                         [Seal of Beijing City Bureau of News
                                   Publication]

December 28, 2004

            Produced by the General Office of News Publication of the
                           People's Republic of China

The following types of business have been approved:

Books, newspapers, periodicals and electronic publications.

Seal of approving Department.  [Approval Seal for Publication & Distribution of
                               the Beijing City Bureau of News Publication]

December 28, 2004

N.B.
5. Any changes in the items registered, or termination of business or publication must go through proper procedures with the relevant Government Departments.
6. All regulations on the publication market must be observed. Business must be conducted in accordance with the law and the supervision by supervising Departments must be obeyed.
7. This Permit is not to be rented out, sold, transferred, altered or duplicated. Loss of this Permit should be reported promptly.
8. This Permit will be inspected yearly. Not participating in the yearly inspection will render this Permit invalid.






--------------------------------------------------------------------------------
Translator's Declaration:
-------------------------
I, Miguel Tu, Certified Translator and Member in good standing of the Society of Translators and Interpreters of British Columbia, attest that, to the best of my knowledge and belief, the document above is a true and accurate English translation of a document in the Chinese language that appears to be a [Publication Business Permit (copy)].

Signed:   /s/ Miguel Tu                             Date: January 2, 2005
          --------------------------
              Miguel Tu

Certified Translator. STIBC Membership No. 04-10-0685          Tel: 604-728-6181
Attorney General Accredited & STIBC Certified Court Interpreter
Member of Canadian Translators, Terminologists & Interpreters Council

                                  (Translation)


                             Enterprise Corporation
                             ----------------------

                                Business Licence
                                ----------------


Licence No. 0891977

Registration No.                  QHG 001105

Date of Incorporation:            December 31, 2004

Name:                             Xinhua Publications Circulation &
                                  Distribution Co. Ltd

Address:                          135 Beilishi Lu, Xichengqu, Beijing

Legal Representative:             Liu Guohui

Registered Capital:               Three Hundred Million (Y) RMB (paid up
                                  registered capital 0 U.S. Dollar)

Type of Business:                 Sino-foreign Joint Venture

Scope of Business:                Wholesale and retail of domestic (excluding
                                  Hong Kong, Macau, and Taiwan) edition of books, newspapers, periodicals and electronic publications; and warehousing.

Branches:

Term of Validity:                 From December 31, 2004 until December 30, 2034


[Seal of the General Office of the State Industry and Commerce Administration of

the People's Republic of China]

December 31, 2004

--------------------------------------------------------------------------------
Translator's Declaration:
-------------------------
I, Miguel Tu, Certified Translator and Member in good standing of the Society of Translators and Interpreters of British Columbia, attest that, to the best of my knowledge and belief, the document above is a true and accurate English translation of a document in the Chinese language entitled [Enterprise Corporation Business Licence].


Signed:   /s/ Miguel Tu                             Date: January 4, 2005
          ---------------------------
              Miguel Tu

Certified Translator. STIBC Membership No. 04-10-0685          Tel: 604-728-6181
Attorney General Accredited & STIBC Certified Court Interpreter
Member of Canadian Translators, Terminologists & Interpreters Council